                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2007
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                            FALCONSTOR SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-23970                  77-0216135
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

     2 Huntington Quadrangle, Melville, New York                 11747
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       (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 631-777-5188

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

      On April 26, 2007, during its first quarter 2007 earnings conference call, the Company stated that it was continuing to forecast revenues for the full year
2007 to be in a range of $72- $75 million with earnings per share to be in a range of $0.25 - $ 0.30. The earnings per share estimate excludes stock option expense.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FALCONSTOR SOFTWARE, INC.

Dated: April 26, 2007                    By: /s/ James Weber
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                                             Name:  James Weber
                                             Title: Chief Financial Officer
                                                    and Vice President

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